COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries facilities leased and motor vehicles leased under several operating lease agreements for different periods ending in 2020.

Future minimum lease commitments under non-cancelable operating leases are as follows:

Year ended December 31,

2018	$156
2019	151
2020	118
2021	34

Total	459

b.	Assets pledged as collateral:

As collateral for the Company's loan mortgages, a fixed pledge has been placed on the Company's subsidiaries in Luxemburg shareholders' equity. See Note 9a.

c.	Israel Innovation Authority commitments:

Until the sale of the Video Activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Israel Innovation Authority ("IIA"), in the amount of 3%-3.5% of the sales recorded from products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company was undergoing an audit by the IIA for royalties paid before the sale of the Company's Video business. As of December 31, 2017, the Company has sufficient provisions to cover the expected outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations as the Company has no further obligation to pay royalties on revenues generated by the Video Activity subsequent to its sale.

d.
In June 2017, Aberdeen Associates LLC, a Delaware limited liability company, extended a $7,000, 5-year fixed-rate loan facility (the “Loan Facility”) to the Company’s subsidiary, Optibase Inc. secured by a pledge of 100% of its membership interest in Optibase Chicago 300, LLC. The Loan Facility will bear interest at an annual rate of 5% of the amount drawn, and is compounded and paid quarterly until the maturity on June 1, 2022. As of December 31, 2017, the Company has not drawn down any funds under the Loan Facility.

e.	Legal claims and contingent liabilities:

1.
On October 26, 2014, the Company received a letter on behalf of two purported shareholders (the "Shareholders") demanding the Company to file a derivative claim against its controlling shareholder and directors and officers, according to procedures of the Companies Law and requesting discovery of internal documents. The demand alleges, among other things, breach of fiduciary duties by directors and officers with respect to the approval of the transaction to acquire condominium units in Miami Beach, Florida, (the "Transaction"), in accordance with the Companies Law. The Company presented the Shareholders, at their request, with certain materials in connection with the Transaction for their review.

On May 12, 2015 the Company has been served with a motion to approve the filing of a derivative claim against its controlling shareholder, directors and CEO and against certain former controlling shareholder and directors, (the "Motion").

The Claim alleges, among other things, a breach of fiduciary duties by the Company directors, officers and controlling shareholder, and an exploitation of a business opportunity by the Company current and former controlling shareholder with respect to certain private placements of the Company's shares to its controlling shareholder.

The Claim further alleges, that such private placements constitute a prohibited distribution as the shares were issued for an unfair consideration. As a result of the above, the Applicants request the Court to allow them to continue with this derivative claim and ultimately to require all the defendants to pay the Company an aggregate amount of approximately $ 41,900, as well as required the Companies shareholder (current and former) to pay to the Company approximately $ 2,800 plus interest (for the exploitation of a business opportunity). The Applicants further require reimbursement of expenses, legal fees and award to the Applicants.

On November 8, 2015, The Company has submitted its response to the Motion and Claim together with an expert opinion. The Company has raised several arguments against the Motion including, inter alia, preliminary claims to dismiss the Motion in-limine. On November 13, 2015, the directors, CEO and former directors submitted their response to the Motion.

On September 6, 2016, the Applicants submitted to the District Court their answer to the Company's response to the motion to approve the filing of a derivative claim, together with an expert opinion.

On October 30, 2016, a pre-trial hearing was held during which the Court gave instruction regarding the scope of disclosure that the Company needs to discover.

On March 14, 2017 the Company, the Company's directors, CEO and former directors' submitted an expert opinion as a response to the expert opinion submitted by the Applicants.

Cross-examination hearings were held on October 31, 2017, November 19, 2017, December 5, 2017 and February 25, 2018. The next cross-examination hearing is scheduled for October 7, 2018.

At this stage we cannot provide an assessment as to the chances of the claim and the exposure to the Company.

2.
On March 1, 2010, the Company's subsidiary in Luxembourg entered into an Option Agreement, (the "Option Agreement"), with Swiss Pro who introduced the Company the Rümlang property and facilitated the acquisition and financing of the commercial building acquired by the Company in October, 2009 in Rümlang, Switzerland. According to the Option Agreement, the Company's subsidiary granted Swiss Pro an option to purchase, within 8 years from the entrance into the agreement, twenty percent (20%) of its share capital in consideration of CHF 315 for the option. The exercise price under the Option Agreement is calculated based on twenty percent (20%) of acquisition costs for the Rümlang Property plus interest and an adjustment for proceeds that are distributed to the shareholders. The shares that would be issued to Swiss Pro upon exercise of the option will not have voting rights and would be subject to transfer restrictions in favor of the Company. In October 2017, the option has expired.

On May 19, 2015, The Company received a letter on behalf of Swiss Pro, demanding the Company to provide Swiss Pro with certain relevant data in connection with the option agreement.

The Company sent a response letter on August 18, 2015 in which the Company rejected all allegations. On December 24, 2015 Swiss Pro sent another letter repeating its arguments and the Company sent its response to the letter on December 31, 2015.

On May 25, 2016 Swiss Pro sent another letter in which they asked for exercise of the granted option. On June 29, 2016, the Company responded to this letter and detailed the required sum for exercise of the granted option, however, the Company has not yet received a response.

At this stage the Company cannot provide an assessment as to the chances of the arguments raised by Swiss Pro and the exposure to the Company.

3.
On April 16, 2015, the Company's subsidiary Eldista GmbH, filed a claim to the court in Switzerland in an amount of CHF 961 (approximately $ 984 as of December 31, 2017) due to damages and unpaid amounts from a specific tenant. Shortly thereafter, the tenant filed a counterclaim against Eldista GmbH in an amount of CHF 157 (approximately $ 161 as of December 31, 2017) for damages allegedly caused to it. The court suggested the parties to transfer to mediation proceedings which failed. The court handed down a partial judgment on 31, October 2016, dismissing against the judgment. The appeal is currently pending before the court of appeal of Geneva. At this stage, the Company cannot assess whether the court will receive Elista's or the tenant's arguments.

4.
On March 1, 2017, OPCTN subsidiary Eldista Gmbh, received a notice from its largest tenant in Switzerland, LEM Switzerland SA, (the "Tenant"), regarding the deposit of the monthly rent as of March 2017 amounting to CHF 279 (approximately  $ 286  as of  December 31, 2017)  with Banque cantonale de Genève under the control of the Pouvoir judiciaire of the Canton of Geneva, as a preliminary process for filing a claim with the Commission de Conciliation en Matière de Baux et Loyers of the Canton of Geneva, or the Commission. The Tenant claims that there are serious defects affecting the rented premises, which merit the Tenant with a reimbursement of CHF 2,428 (approximately $ 2,486 as of December 31, 2017) as well as CHF 69 (approximately $ 71 as of December 31, 2017) as indemnification for consequential damages for the years 2014 and 2015. The Tenant also reserves its claims regarding damages suffered before year 2014. The Tenant may continue to deposit the monthly rent until the end of the proceedings. On April 5, 2017 the Tenant released the deposit. On October 23, 2017 the Tenant filed a claim with the first instance court, requesting a rent reduction and related damages amounting to a minimum capital amount of CHF 3,833 (approximately $ 3,926 as of December 31, 2017), based on various defects allegedly affecting the rented premises.

On February 16, 2018 Eldista submitted a reply brief to the court, the Tenant will have until April 9, 2018 to submit a complementary brief and Eldista until May 14, 2018.
As of December 31, 2017, the Company has sufficient provisions to cover the expected outcome of this claim.